Exhibit 10.9

Nektar Therapeutics

2017 Performance Incentive Plan

Stock Option Agreement

(US Optionholders)

Pursuant to the Stock Option Grant Notice, which may be in such form (including electronic form) as prescribed by the Administrator from time to time (“Option Notice”), and this Stock Option Agreement, Nektar Therapeutics (the “Company”) has granted to you, as of the date of grant specified in the Option Notice (the “Date  of Grant”), an option under its 2017 Performance Incentive Plan (the “Plan”) to purchase the number of shares of the Company’s Common Stock indicated in the Option Notice at the exercise price indicated in the Option Notice.  Defined terms not explicitly defined in this Stock Option Agreement but defined in the Plan shall have the same definitions as in the Plan.

The details of your option are as follows:

1.Vesting.  Subject to the limitations contained herein, your option will vest as provided in the Option Notice, provided that vesting will cease upon the termination of your continuous employment or service with the Company or any of its Subsidiaries (your “Continuous Service”).  Notwithstanding the foregoing, in the event your Continuous Service is terminated as a result of your death, your option shall become fully vested and exercisable as of the date of such termination.

2.Number of Shares and Exercise Price.  The number of shares subject to your option and your exercise price per share referenced in the Option Notice may be adjusted from time to time for capitalization adjustments, as provided in the Plan.

3.Exercise Restriction for Non-Exempt Employees.  If you are an employee eligible for overtime compensation under the Fair Labor Standards Act of 1938, as amended (i.e., a “Non-Exempt Employee”), you may not exercise your option until at least six (6) months following the Date of Grant, notwithstanding any other provision of your option.

4.Method of Payment.  Payment of the exercise price is due in full upon exercise of all or any part of your option.  You may elect to make payment of the exercise price in one or more of the following forms:

(a)In cash or by check;

(b)Provided that at the time of exercise the Common Stock is publicly traded on a nationally recognized stock exchange, and subject to such procedures as the Administrator may adopt, in cash by a broker-dealer acceptable to the Company to whom you have submitted an irrevocable notice of exercise; or

1

US_ACTIVE-100043006.1

(c) (i) by delivery of already-owned shares of Common Stock and that are valued at fair market value on the date of exercise (as determined under the Plan), or (ii) a reduction in the number of shares of Common Stock otherwise deliverable to you (valued at their fair market value on the exercise date, as determined under the Plan) pursuant to the exercise of the option.  “Delivery” for these purposes and for purposes of any Required Tax Payments, in the sole discretion of the Company at the time your option is exercised, shall include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company.  Notwithstanding the foregoing, your option may not be exercised by tender to the Company of Common Stock to the extent such tender would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

5.Securities Law Compliance.  Notwithstanding anything to the contrary contained herein, your option may not be exercised unless the shares issuable upon exercise of your option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.  The exercise of your option must also comply with other applicable laws and regulations governing the option, and the option may not be exercised if the Company determines that the exercise would not be in material compliance with such laws and regulations.

6.Execution of Documents.  You hereby acknowledge and agree that the manner selected by the Company by which you indicate your consent to your Grant Notice is also deemed to be your execution of your Grant Notice and of this Agreement.  You further agree that such manner of indicating consent may be relied upon as your signature for establishing your execution of any documents to be executed in the future in connection with your Award.  This Agreement shall be deemed to be signed by the Company and you upon the respective signing by the Company and you of the Grant Notice to which it is attached.

7.Term.  The term of your option commences on the Date of Grant and expires upon the earliest of the following:

(a)three (3) months after the termination of your Continuous Service for any reason other than death or Disability, provided that (i) if during any part of such three (3)-month period the option is not exercisable solely because of the condition set forth in Section 5, the option shall not expire until the earlier of the Expiration Date indicated on the Option Notice or until it shall have been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service, and (ii) if (x) you are a Non-Exempt Employee, (y) you terminate your Continuous Service within six (6) months after the Date of Grant specified in your Option Notice, and (z) you have vested in a portion of your option at the time of your termination of Continuous Service, your option shall not expire until the earlier of (A) the later of the date that is seven (7) months after the Date of Grant specified in your Option Notice or the date that is three (3) months after the termination of your Continuous Service or (B) the Expiration Date;

2

(b)twelve (12) months after the termination of your Continuous Service due to Disability;

(c)eighteen (18) months after your death if (i) your Continuous Service terminates due to death or (ii) your death occurs within three (3) months after your Continuous Service terminates for a reason other than death; or

(d)the Expiration Date indicated in the Option Notice (which shall not be later than the eighth (8th) anniversary of the Date of Grant).

For purposes of the option, “Disability” means a “permanent and total disability” within the meaning of Section 22(e)(3) of the Code.

Note, if you are a US taxpayer and your option is an incentive stock option, to obtain the federal income tax advantages associated with an “incentive stock option,” the Code requires that at all times beginning on the Date of Grant of your option and ending on the day three (3) months before the date of your option’s exercise, you must be an employee of the Company or a Subsidiary, except in the event of your death or Disability.  The Company has provided for extended exercisability of your option under certain circumstances for your benefit but cannot guarantee that your option will necessarily be treated as an “incentive stock option” if you continue to provide services to the Company or a Subsidiary as a consultant or director after your employment terminates or if you otherwise exercise your option more than three (3) months after the date your employment terminates.

8.Exercise.

(a)You may exercise the vested portion of your option during its term by delivering a Notice of Exercise (in a form designated by the Company), or by completion of such other exercise procedures as may be prescribed by the Administrator from time to time, and payment of the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.

(b)By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to arrange for the payment to the Company of any required tax withholding in connection with such exercise as described in Section 11 below.

(c)If your option is an incentive stock option, by exercising your option you agree that you will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of the Common Stock acquired upon exercise of your option that occurs within two (2) years after the date of your option grant or within one (1) year after such shares of Common Stock are transferred upon exercise of your option.

9.Transferability.  Your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you.

3

10.Option not a Service Contract.  Your option is not an employment or service contract, and nothing in your option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ or service of the Company or a Subsidiary, or of the Company or a Subsidiary to continue your employment or service.  In addition, nothing in your option shall obligate the Company or any Subsidiary, their respective shareholders, boards of directors, officers or employees to continue any relationship that you might have as an employee, director or consultant for the Company or any Subsidiary.

11.Tax Obligations.

(a)  You are responsible for satisfaction of all federal, state, local and foreign tax withholding obligations of the Company and its Subsidiaries, if any, which arise in connection with the option (the “Required Tax Payments”), including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the option, (ii) the transfer, in whole or in part, of any shares acquired upon exercise of the option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired upon exercise of the option.  No shares of Common Stock will be issued until the Company has received a definitive agreement or other documentation satisfactory to the Company, in its sole discretion, that all Required Tax Payments have been or will be satisfied by you.  Regardless of whether the Company properly withholds the full amount of such Required Tax Payments, you hereby acknowledge and agree that that all obligations with respect to the Required Tax Payments shall transfer in their entirety from the Company to you and that such liability shall be ultimately your responsibility and liability.

(b) You may elect to make payment of the Required Tax Payments in one or more of the following forms:

(i)  In cash or by check;

(ii) Provided that at the time of exercise the Common Stock is publicly traded on a nationally recognized stock exchange, and subject to such procedures as the Administrator may adopt, in cash by a broker-dealer acceptable to the Company to whom you have submitted an irrevocable notice of exercise; or

(iii) (x) by delivery of already-owned shares of Common Stock and that are valued at fair market value on the date of exercise (as determined under the Plan), or (y) a reduction in the number of shares of Common Stock otherwise deliverable to you (valued at their fair market value on the exercise date, as determined under the Plan) pursuant to the exercise of the option.   Shares of Common Stock to be delivered or withheld may not have a Fair Market Value in excess of the minimum amount of the Required Tax Payments.  Any fraction of a share of Common Stock which would be required to satisfy any such obligation shall be disregarded and the remaining amount due shall be paid in cash by you.

(c)  You hereby acknowledge that you understand that you may suffer adverse tax consequences as a result of the exercise of the option or disposition of the shares.  You hereby represent that you have consulted with any tax consultants the you deem advisable in connection

4

with the exercise of the option or disposition of the shares and that you are not relying on the Company for any tax advice.

12.Employment Conditions.  In accepting the option, you acknowledge that:

(a)  Any notice period mandated under any applicable laws shall not be treated as service for the purpose of determining the vesting of the option; and your right to receive shares of Common Stock in settlement of the option after termination as an employee, if any, will be measured by the date of your termination as an employee and will not be extended by any notice period mandated under the applicable law.  Subject to the foregoing and the provisions of the Plan, the Company, in its sole discretion, shall determine whether your status as an employee or other service-provider has terminated and the effective date of such termination.

(b) The vesting of the option shall cease upon, and no portion of the option shall become vested following, your termination as an employee or other service-provider for any reason except as may be explicitly provided by the Plan or this Stock Option Agreement.  Unless otherwise provided in the Plan or this Stock Option Agreement, the unvested portion of the option at the time of your termination as an employee or other service-provider will be forfeited.

(c)  The Plan is established voluntarily by the Company.  It is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, subject to Section 8.6.5 of the Plan.

(d)  The grant of the option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted repeatedly in the past.

(e) All decisions with respect to future option grants, if any, will be at the sole discretion of the Company.

(f)  You are voluntarily participating in the Plan.

(g) The option is an extraordinary item that does not constitute compensation of any kind for service rendered to the Company (or any Subsidiary), and which is outside the scope of your employment contract, if any.  In addition, the option is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(h)  The future value of the underlying shares of Common Stock is unknown and cannot be predicted with certainty.  If you obtain shares upon settlement of the option, the value of those shares may increase or decrease.

(i)  No claim or entitlement to compensation or damages arises from termination of the option or diminution in value of the option or shares of Common Stock acquired upon settlement of the option resulting from your termination of employment or service (for any

5

reason whether or not in breach of the local law) and you irrevocably release the Company and each Subsidiary from any such claim that may arise.  If, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen then, by signing this Stock Option Agreement, you shall be deemed irrevocably to have waived your entitlement to pursue such a claim.

13.	General Provisions.

(a)Successors and Assigns.  Except as provided herein to the contrary, this Stock Option Agreement shall be binding upon and inure to the benefit of the parties to this Stock Option Agreement, their respective successors and permitted assigns.

(b)No Assignment.  Except as otherwise provided in this Stock Option Agreement, you shall not assign any of your rights and obligations under this Stock Option Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion.  The Company shall be permitted to assign its rights or obligations under this Stock Option Agreement, but no such assignment shall release the Company of any obligations pursuant to this Stock Option Agreement.

(c)Severability.  The validity, legality or enforceability of the remainder of this Stock Option Agreement shall not be affected even if one or more of the provisions of this Stock Option Agreement shall be held to be invalid, illegal or unenforceable in any respect.

(d)Administration.  Any determination by the Administrator in connection with any question or issue arising under the Plan or this Stock Option Agreement shall be final, conclusive, and binding on you, the Company, and all other persons.

(e)Headings.  The section headings in this Stock Option Agreement are inserted only as a matter of convenience, and in no way define, limit or interpret the scope of this Stock Option Agreement or of any particular section.

(f)Delivery of Documents and Notices.  Any document relating to participation in the Plan, or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Stock Option Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery through electronic delivery at the e-mail address, if any, provided for you by the Company, or, upon deposit in the local postal service, by registered or certified mail, or with a nationally recognized overnight courier service with postage and fees prepaid, addressed to the other party at the address of such party set forth in this Stock Option Agreement or at such other address as such party may designate in writing from time to time to the other party.

6

(i)Description of Electronic Delivery.  The Plan documents, which may include but do not necessarily include: the Plan, the Option Notice, this Stock Option Agreement, and any reports of the Company provided generally to the Company’s shareholders, may be delivered to you electronically.  In addition, if permitted by the Company, you may deliver electronically this Stock Option Agreement and Notice of Exercise called for by Section 8(a) to the Company or to such third party involved in administering the Plan as the Company may designate from time to time.  Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.

(ii)Consent to Electronic Delivery.  You acknowledge that you have read Section 13(f)(i) of this Stock Option Agreement and consent to the electronic delivery of the Plan documents and, if permitted by the Company, the delivery of this Stock Option Agreement and Notice of Exercise, as described in Section 13(f)(i).  You acknowledge that you may receive from the Company a paper copy of any documents delivered electronically at no cost to you by contacting the Company by telephone or in writing.  You further acknowledge that you will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails.  Similarly, you understand that you must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails.  You may revoke your consent to the electronic delivery of documents described in Section 13(f)(i) or may change the electronic mail address to which such documents are to be delivered (if you have provided an electronic mail address) at any time by contacting SOProcessing@nektar.com to notify the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail.  Finally, you understand that you are not required to consent to electronic delivery of documents described in Section 13(f)(i).

14.Governing Plan Document.  Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan.  In the event of any conflict between the provisions of your option and those of the Plan, the provisions of the Plan shall control.  This Stock Option Agreement is governed by the laws of the State of Delaware.

15.Clawback Policy.  Your option is subject to the terms of the Company’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require forfeiture of the option and repayment or forfeiture of any shares of Common Stock or other cash or property received with respect to the option (including any value received from a disposition of the shares acquired upon exercise of the option).

7

Nektar Therapeutics

2017 Performance Incentive Plan

Performance Stock Option Agreement

Pursuant to the Stock Option Grant Notice, which may be in such form (including electronic form) as prescribed by the Administrator from time to time (“Option Notice”), and this Performance Stock Option Agreement, Nektar Therapeutics (the “Company”) has granted to you, as of the date of grant specified in the Option Notice (the “Date  of Grant”), an option under its 2017 Performance Incentive Plan (the “Plan”) to purchase the number of shares of the Company’s Common Stock indicated in the Option Notice at the exercise price indicated in the Option Notice.  Defined terms not explicitly defined in this Stock Option Agreement but defined in the Plan shall have the same definitions as in the Plan.

The details of your option are as follows:

1.Vesting.  Your option is subject to both the time-based and performance-based vesting requirements provided below in this Section 1, provided that vesting will cease upon the termination of your continuous employment or service with the Company or any of its Subsidiaries (your “Continuous Service”).  Notwithstanding the foregoing, in the event your Continuous Service is terminated as a result of your death, the time-based and performance-based vesting requirements shall be deemed satisfied and your option shall become fully vested and exercisable as of the date of such termination.

(a)Time-Based Vesting.  Subject to Section 1(b) below, your option will vest in forty-eight (48) substantially equal monthly installments (each a “Monthly Vesting Date”) following the Vesting Commencement Date specified in the Option Notice, subject in each case to your Continuous Service through the applicable Monthly Vesting Date.

(b)Performance-Based Vesting.  Notwithstanding the vesting schedule set forth in Section 1(a), the vesting of your option is contingent upon the achievement by the Company of the performance goal set forth below in this Section 1(b) (the “Performance Goal”) at any time during the period of five (5) years commencing on the Date of Grant (the “Performance Period”).  If the Company achieves the Performance Goal during the Performance Period and your Continuous Service with the Company continues through the date on which the Performance Goal is achieved, your option will be vested and exercisable on the next Monthly Vesting Date following the date that the Performance Goal is achieved to the extent the time-based vesting requirements set forth in Section 1(a) had been previously met and, as to any portion of your option that is outstanding and unvested on such date1, shall continue to be eligible to vest and become exercisable in accordance with the vesting schedule set forth in

[1]

In the event your Continuous Service terminates after the achievement of the Performance Goal but prior to the immediately following Monthly Vesting Date, your option will be vested as to the number of shares that would have been vested as of the Monthly Vesting Date that preceded the date that the Performance Goal was achieved.

Section 1(a).  In the event that the Company does not achieve the Performance Goal set forth below on or before the last day of the Performance Period (and the option has not previously vested in connection with your death as provided above in Section 1(a) or in connection with a corporate transaction as provided in Section 7.2 of the Plan), your option, to the extent then outstanding, will terminate on the last day of the Performance Period.

The Performance Goal applicable to your option shall be the filing and acceptance by the Company, or a collaboration partner of the Company, of either a new drug application (a “NDA”) or biologics license application (a “BLA”) with the United States Food and Drug Administration or a marketing authorization application with the European Medicines Agency (an “MAA”) for any Proprietary Company Program (as hereinafter defined), including without limitation, any one of the following drug candidates: (1) NKTR-181 (an oral opioid analgesic drug candidate); (2) NKTR-214 (an immuno-stimulatory CD122-biased agonist); (3) NKTR-358 (a resolution therapeutic that addresses an underlying immune system imbalance); or (4) NKTR-262 (a small molecule agonist that targets toll-like receptors found on innate immune cells).  For the purposes of the foregoing, a “Proprietary Company Program” includes drug candidates for which the Company acts as the sponsor of the NDA, BLA or MAA, as the case may be, or drug candidates licensed by the Company to a third party (and in such case the third party is the sponsor of the NDA, BLA or MAA, as the case may be) in which the Company is entitled to an average potential royalty on net sales of the drug candidate equal to or greater than 7.5%.  The “average potential royalty on net sales” is determined by the quotient of (x) the sum of the lowest and highest applicable royalty rate payable to the Company based on net sales of the drug candidate, divided by (y) 2.

2.Number of Shares and Exercise Price.  The number of shares subject to your option and your exercise price per share referenced in the Option Notice may be adjusted from time to time for capitalization adjustments, as provided in the Plan.

3.Exercise Restriction for Non-Exempt Employees.  If you are an employee eligible for overtime compensation under the Fair Labor Standards Act of 1938, as amended (i.e., a “Non-Exempt Employee”), you may not exercise your option until at least six (6) months following the Date of Grant, notwithstanding any other provision of your option.

4.Method of Payment.  Payment of the exercise price is due in full upon exercise of all or any part of your option.  You may elect to make payment of the exercise price in one or more of the following forms:

(a)In cash or by check;

(b)Provided that at the time of exercise the Common Stock is publicly traded on a nationally recognized stock exchange, and subject to such procedures as the Administrator may adopt, in cash by a broker-dealer acceptable to the Company to whom you have submitted an irrevocable notice of exercise; or

(c) (i) by delivery of already-owned shares of Common Stock and that are valued at fair market value on the date of exercise (as determined under the Plan), or (ii) a reduction in the number of shares of Common Stock otherwise deliverable to you (valued at their fair market value on the exercise date, as determined under the Plan) pursuant to the exercise of the option.  “Delivery” for these purposes and for purposes of any Required Tax Payments, in the sole discretion of the Company at the time your option is exercised, shall include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company.  Notwithstanding the foregoing, your option may not be exercised by tender to the Company of Common Stock to the extent such tender would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

5.Securities Law Compliance.  Notwithstanding anything to the contrary contained herein, your option may not be exercised unless the shares issuable upon exercise of your option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.  The exercise of your option must also comply with other applicable laws and regulations governing the option, and the option may not be exercised if the Company determines that the exercise would not be in material compliance with such laws and regulations.

6.Execution of Documents.  You hereby acknowledge and agree that the manner selected by the Company by which you indicate your consent to your Grant Notice is also deemed to be your execution of your Grant Notice and of this Agreement.  You further agree that such manner of indicating consent may be relied upon as your signature for establishing your execution of any documents to be executed in the future in connection with your Award.  This Agreement shall be deemed to be signed by the Company and you upon the respective signing by the Company and you of the Grant Notice to which it is attached.

7.Term.  The term of your option commences on the Date of Grant and expires upon the earliest of the following:

(a)three (3) months after the termination of your Continuous Service for any reason other than death or Disability, provided that (i) if during any part of such three (3)-month period the option is not exercisable solely because of the condition set forth in Section 5, the option shall not expire until the earlier of the Expiration Date indicated on the Option Notice or until it shall have been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service, and (ii) if (x) you are a Non-Exempt Employee, (y) you terminate your Continuous Service within six (6) months after the Date of Grant specified in your Option Notice, and (z) you have vested in a portion of your option at the time of your termination of Continuous Service, your option shall not expire until the earlier of (A) the later of the date that is seven (7) months after the Date of Grant specified in your Option Notice or the date that is three (3) months after the termination of your Continuous Service or (B) the Expiration Date;

(b)twelve (12) months after the termination of your Continuous Service due to Disability;

(c)eighteen (18) months after your death if (i) your Continuous Service terminates due to death or (ii) your death occurs within three (3) months after your Continuous Service terminates for a reason other than death;

(d)the Expiration Date indicated in the Option Notice (which shall not be later than the eighth (8th) anniversary of the Date of Grant).

For purposes of the option, “Disability” means a “permanent and total disability” within the meaning of Section 22(e)(3) of the Code.

Note, if you are a US taxpayer and your option is an incentive stock option, to obtain the federal income tax advantages associated with an “incentive stock option,” the Code requires that at all times beginning on the Date of Grant of your option and ending on the day three (3) months before the date of your option’s exercise, you must be an employee of the Company or a Subsidiary, except in the event of your death or Disability.  The Company has provided for extended exercisability of your option under certain circumstances for your benefit but cannot guarantee that your option will necessarily be treated as an “incentive stock option” if you continue to provide services to the Company or a Subsidiary as a consultant or director after your employment terminates or if you otherwise exercise your option more than three (3) months after the date your employment terminates.

8.Exercise.

(a)You may exercise the vested portion of your option during its term by delivering a Notice of Exercise (in a form designated by the Company), or by completion of such other exercise procedures as may be prescribed by the Administrator from time to time, and payment of the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.

(b)By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to arrange for the payment to the Company of any required tax withholding in connection with such exercise as described in Section 11 below.

(c)If your option is an incentive stock option, by exercising your option you agree that you will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of the Common Stock acquired upon exercise of your option that occurs within two (2) years after the date of your option grant or within one (1) year after such shares of Common Stock are transferred upon exercise of your option.

9.Transferability.  Your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you.

10.Option not a Service Contract.  Your option is not an employment or service contract, and nothing in your option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ or service of the Company or a

Subsidiary, or of the Company or a Subsidiary to continue your employment or service.  In addition, nothing in your option shall obligate the Company or any Subsidiary, their respective shareholders, boards of directors, officers or employees to continue any relationship that you might have as an employee, director or consultant for the Company or any Subsidiary.

11.Tax Obligations.

(a)  You are responsible for satisfaction of all federal, state, local and foreign tax withholding obligations of the Company and its Subsidiaries, if any, which arise in connection with the option (the “Required Tax Payments”), including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the option, (ii) the transfer, in whole or in part, of any shares acquired upon exercise of the option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired upon exercise of the option.  No shares of Common Stock will be issued until the Company has received a definitive agreement or other documentation satisfactory to the Company, in its sole discretion, that all Required Tax Payments have been or will be satisfied by you.  Regardless of whether the Company properly withholds the full amount of such Required Tax Payments, you hereby acknowledge and agree that that all obligations with respect to the Required Tax Payments shall transfer in their entirety from the Company to you and that such liability shall be ultimately your responsibility and liability.

(b)   You may elect to make payment of the Required Tax Payments in one or more of the following forms:

(i)  In cash or by check;

(ii)  Provided that at the time of exercise the Common Stock is publicly traded on a nationally recognized stock exchange,  and subject to such procedures as the Administrator may adopt, in cash by a broker-dealer acceptable to the Company to whom you have submitted an irrevocable notice of exercise; or

(iii)  (x) by delivery of already-owned shares of Common Stock and that are valued at fair market value on the date of exercise (as determined under the Plan), or (y) a reduction in the number of shares of Common Stock otherwise deliverable to you (valued at their fair market value on the exercise date, as determined under the Plan) pursuant to the exercise of the option.   Shares of Common Stock to be delivered or withheld may not have a Fair Market Value in excess of the minimum amount of the Required Tax Payments.  Any fraction of a share of Common Stock which would be required to satisfy any such obligation shall be disregarded and the remaining amount due shall be paid in cash by you.

(c)  You hereby acknowledge that you understand that you may suffer adverse tax consequences as a result of the exercise of the option or disposition of the shares.  You hereby represent that you have consulted with any tax consultants the you deem advisable in connection with the exercise of the option or disposition of the shares and that you are not relying on the Company for any tax advice.

12.Employment Conditions.  In accepting the option, you acknowledge that:

(a)  Any notice period mandated under any applicable laws shall not be treated as service for the purpose of determining the vesting of the option; and your right to receive shares of Common Stock in settlement of the option after termination as an employee, if any, will be measured by the date of your termination as an employee and will not be extended by any notice period mandated under the applicable law.  Subject to the foregoing and the provisions of the Plan, the Company, in its sole discretion, shall determine whether your status as an employee or other service-provider has terminated and the effective date of such termination.

(b) The vesting of the option shall cease upon, and no portion of the option shall become vested following, your termination as an employee or other service-provider for any reason except as may be explicitly provided by the Plan or this Stock Option Agreement.  Unless otherwise provided in the Plan or this Stock Option Agreement, the unvested portion of the option at the time of your termination as an employee or other service-provider will be forfeited.

(c)  The Plan is established voluntarily by the Company.  It is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, subject to Section 8.6.5 of the Plan.

(d)  The grant of the option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted repeatedly in the past.

(e) All decisions with respect to future option grants, if any, will be at the sole discretion of the Company.

(f)  You are voluntarily participating in the Plan.

(g) The option is an extraordinary item that does not constitute compensation of any kind for service rendered to the Company (or any Subsidiary), and which is outside the scope of your employment contract, if any.  In addition, the option is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(h)  The future value of the underlying shares of Common Stock is unknown and cannot be predicted with certainty.  If you obtain shares upon settlement of the option, the value of those shares may increase or decrease.

(i)  No claim or entitlement to compensation or damages arises from termination of the option or diminution in value of the option or shares of Common Stock acquired upon settlement of the option resulting from your termination of employment or service (for any reason whether or not in breach of the local law) and you irrevocably release the Company and each Subsidiary from any such claim that may arise.  If, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen then, by signing this Stock

Option Agreement, you shall be deemed irrevocably to have waived your entitlement to pursue such a claim.

13.	General Provisions.

(a)Successors and Assigns.  Except as provided herein to the contrary, this Stock Option Agreement shall be binding upon and inure to the benefit of the parties to this Stock Option Agreement, their respective successors and permitted assigns.

(b)No Assignment.  Except as otherwise provided in this Stock Option Agreement, you shall not assign any of your rights and obligations under this Stock Option Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion.  The Company shall be permitted to assign its rights or obligations under this Stock Option Agreement, but no such assignment shall release the Company of any obligations pursuant to this Stock Option Agreement.

(c)Severability.  The validity, legality or enforceability of the remainder of this Stock Option Agreement shall not be affected even if one or more of the provisions of this Stock Option Agreement shall be held to be invalid, illegal or unenforceable in any respect.

(d)Administration.  Any determination by the Administrator in connection with any question or issue arising under the Plan or this Stock Option Agreement shall be final, conclusive, and binding on you, the Company, and all other persons.

(e)Headings.  The section headings in this Stock Option Agreement are inserted only as a matter of convenience, and in no way define, limit or interpret the scope of this Stock Option Agreement or of any particular section.

(f)Delivery of Documents and Notices.  Any document relating to participation in the Plan, or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Stock Option Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery through electronic delivery at the e-mail address, if any, provided for you by the Company, or, upon deposit in the local postal service, by registered or certified mail, or with a nationally recognized overnight courier service with postage and fees prepaid, addressed to the other party at the address of such party set forth in this Stock Option Agreement or at such other address as such party may designate in writing from time to time to the other party.

(i)Description of Electronic Delivery.  The Plan documents, which may include but do not necessarily include: the Plan, the Option Notice, this Stock Option Agreement, and any reports of the Company provided generally to the Company’s shareholders, may be delivered to you electronically.  In addition, if permitted by the Company, you may deliver electronically this Stock Option Agreement and Notice of Exercise called for by Section 8(a) to the Company or to such third party involved in administering the Plan as the Company may designate from time to time.  Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.

(ii)Consent to Electronic Delivery.  You acknowledge that you have read Section 13(f)(i) of this Stock Option Agreement and consent to the electronic delivery of the Plan documents and, if permitted by the Company, the delivery of this Stock Option Agreement and Notice of Exercise, as described in Section 13(f)(i).  You acknowledge that you may receive from the Company a paper copy of any documents delivered electronically at no cost to you by contacting the Company by telephone or in writing.  You further acknowledge that you will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails.  Similarly, you understand that you must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails.  You may revoke your consent to the electronic delivery of documents described in Section 1e(f)(i) or may change the electronic mail address to which such documents are to be delivered (if you have provided an electronic mail address) at any time by contacting SOProcessing@nektar.com to notify the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail.  Finally, you understand that you are not required to consent to electronic delivery of documents described in Section 13(f)(i).

14.Governing Plan Document.  Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan.  In the event of any conflict between the provisions of your option and those of the Plan, the provisions of the Plan shall control.  This Stock Option Agreement is governed by the laws of the State of Delaware.

15.Clawback Policy.  Your option is subject to the terms of the Company’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require forfeiture of the option and repayment or forfeiture of any shares of Common Stock or other cash or property received with respect to the option (including any value received from a disposition of the shares acquired upon exercise of the option).

Nektar Therapeutics

2017 Performance Incentive Plan

Stock Option Agreement

(Non-Employee Directors)

Pursuant to the Stock Option Grant Notice, which may be in such form (including electronic form) as prescribed by the Administrator from time to time (“Option Notice”), and this Stock Option Agreement, Nektar Therapeutics (the “Company”) has granted you an option under its 2017 Performance Incentive Plan (the “Plan”) to purchase the number of shares of the Company’s Common Stock indicated in the Option Notice at the exercise price indicated in the Option Notice.  Defined terms not explicitly defined in this Stock Option Agreement but defined in the Plan shall have the same definitions as in the Plan.

The details of your option are as follows:

1.Vesting.  Subject to the limitations contained herein, your option will vest as provided in the Option Notice, provided that vesting will cease upon the termination of your continuous employment or service with the Company or any of its Subsidiaries (your “Continuous Service”).  Notwithstanding the foregoing, in the event your Continuous Service is terminated as a result of your death or Disability, your option shall become fully vested and exercisable as of the date of such termination.

2.Number of Shares and Exercise Price.  The number of shares subject to your option and your exercise price per share referenced in the Option Notice may be adjusted from time to time for capitalization adjustments, as provided in the Plan.

3.Method of Payment.  Payment of the exercise price is due in full upon exercise of all or any part of your option.  You may elect to make payment of the exercise price in one or more of the following forms:

(a)In cash or by check;

(b)Provided that at the time of exercise the Common Stock is publicly traded on a nationally recognized stock exchange, and as may be permitted by the Company in its sole discretion and subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards; or

(c)As permitted by the Company in its sole discretion, by (i) delivery of already-owned shares of Common Stock either that you have held for the period required to avoid a charge to the Company’s reported earnings or that you did not acquire, directly or indirectly from the Company, that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at fair market value on the date of exercise (as determined under the Plan), or (ii) a reduction in the number of shares of Common Stock

1

otherwise deliverable to you (valued at their fair market value on the exercise date, as determined under the Plan) pursuant to the exercise of the option.  “Delivery” for these purposes, in the sole discretion of the Company at the time your option is exercised, shall include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company.  Notwithstanding the foregoing, your option may not be exercised by tender to the Company of Common Stock to the extent such tender would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

4.Securities Law Compliance.  Notwithstanding anything to the contrary contained herein, your option may not be exercised unless the shares issuable upon exercise of your option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.  The exercise of your option must also comply with other applicable laws and regulations governing the option, and the option may not be exercised if the Company determines that the exercise would not be in material compliance with such laws and regulations.

5.Term.  The term of your option commences on the Date of Grant and expires upon the earliest of the following:

(a)eighteen (18) months after the termination of your Continuous Service for any reason other than death or Disability, provided that if during any part of such eighteen (18)-month period the option is not exercisable solely because of the condition set forth in Section 4, the option shall not expire until the earlier of the Expiration Date indicated on the Option Notice or until it shall have been exercisable for an aggregate period of eighteen (18) months after the termination of your Continuous Service;

(b)eighteen (18) months after the termination of your Continuous Service due to Disability;

(c)eighteen (18) months after your death if you die either during your Continuous Service or within three (3) months after your Continuous Service terminates for a reason other than death;

(d)the Expiration Date indicated in the Option Notice (which shall not be later than the eighth (8th) anniversary of the Date of Grant); or

(e)the eighth (8th) anniversary of the Date of Grant.

For purposes of the option, “Disability” means a “permanent and total disability” within the meaning of Section 22(e)(3) of the Code.

2

6.Exercise.

(a)You may exercise the vested portion of your option during its term by delivering a Notice of Exercise (in a form designated by the Company), or by completion of such other exercise procedures as may be prescribed by the Administrator from time to time, and payment of the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.

(b)By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to arrange for the payment to the Company of any required tax withholding in connection with such exercise as described in Section 9 below.

(c)If your option is an incentive stock option, by exercising your option you agree that you will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of your option that occurs within two (2) years after the date of your option grant or within one (1) year after such shares of Common Stock are transferred upon exercise of your option.

7.Transferability.  Your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you.  Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise your option.

8.Option not a Service Contract.  Your option is not an employment or service contract, and nothing in your option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ or service of the Company or a Subsidiary, or of the Company or a Subsidiary to continue your employment or service.  In addition, nothing in your option shall obligate the Company or any Subsidiary, their respective shareholders, boards of directors, officers or employees to continue any relationship that you might have as a director or consultant for the Company or any Subsidiary.

9.Tax Obligations.

(a)  You are responsible for satisfaction of all federal, state, local and foreign tax withholding obligations of the Company and its Subsidiaries, if any, which arise in connection with the option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the option, (ii) the transfer, in whole or in part, of any shares acquired upon exercise of the option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired upon exercise of the option.  No shares of Common Stock will be issued until the Company has received a definitive agreement or other documentation satisfactory to the Company, in its sole discretion, that all such obligations have been or will be satisfied by you.  Regardless of whether the Company properly withholds the full amount of such obligations, you hereby acknowledge and agree that

3

that all such obligations shall transfer in their entirety from the Company to you and that such liability shall be ultimately your responsibility and liability.

(b)  You hereby authorize the Company or any of its Subsidiaries to withhold from payroll and any other amounts payable to you and otherwise agree to make adequate provision for any sums required to satisfy the federal, state, local and foreign tax obligations, if any, of the Company or any of its Subsidiaries arising in connection with the option.  In the event that the Company determines that the tax obligations will not be satisfied by the method described above, you authorize the Company’s designated third party plan administrator (i.e. E*Trade or such successor third party administrator as the Company may designate from time to time), to sell a number of shares of Common Stock that are exercised under the option, which the Company determines is sufficient to generate an amount that meets the tax obligations plus additional shares, as necessary, to account for rounding and market fluctuations, and to pay such tax withholding amounts to the Company.  The shares of Common Stock may be sold as part of a block trade with other participants of the Plan in which all participants receive an average price.  Any adverse consequences to you resulting from the procedure permitted under this Section 9, including, without limitation, tax consequences and any loss of prospective stock appreciation, shall be your sole responsibility and there shall be no liability to the Company for any adverse consequences of any nature whatsoever.

(c) The Company may, in its discretion, permit or require you to satisfy all or any portion of the tax withholding obligations described in this Section 9 by deducting from the shares of Common Stock otherwise deliverable to you in settlement of the option a number of shares of Common Stock having a fair market value, as determined by the Company as of the date on which the tax obligations arise, not in excess of the minimum amount of such tax obligations determined by the applicable withholding rates.

(d)  You hereby acknowledge that you understand that you may suffer adverse tax consequences as a result of the exercise of the option or disposition of the shares.  You hereby represent that you have consulted with any tax consultants the you deem advisable in connection with the exercise of the option or disposition of the shares and that you are not relying on the Company for any tax advice.

10.Employment Conditions.  In accepting the option, you acknowledge that:

(a)  Any notice period mandated under any applicable laws shall not be treated as service for the purpose of determining the vesting of the option; and your right to receive shares of Common Stock in settlement of the option after termination as an employee, if any, will be measured by the date of your termination as an employee and will not be extended by any notice period mandated under the applicable law.  Subject to the foregoing and the provisions of the Plan, the Company, in its sole discretion, shall determine whether your status as an employee or other service-provider has terminated and the effective date of such termination.

(b) The vesting of the option shall cease upon, and no portion of the option shall become vested following, your termination as an employee or other service-provider for any reason except as may be explicitly provided by the Plan or this Stock Option Agreement.  Unless

4

otherwise provided in the Plan or this Stock Option Agreement, the unvested portion of the option at the time of your termination as an employee or other service-provider will be forfeited.

(c)  The Plan is established voluntarily by the Company.  It is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, subject to Section 8.6.5 of the Plan.

(d)  The grant of the option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted repeatedly in the past.

(e) All decisions with respect to future option grants, if any, will be at the sole discretion of the Company.

(f)  You are voluntarily participating in the Plan.

(g) The option is an extraordinary item that does not constitute compensation of any kind for service rendered to the Company (or any Subsidiary), and which is outside the scope of your employment contract, if any.  In addition, the option is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(h)  The future value of the underlying shares of Common Stock is unknown and cannot be predicted with certainty.  If you obtain shares upon settlement of the option, the value of those shares may increase or decrease.

(i)  No claim or entitlement to compensation or damages arises from termination of the option or diminution in value of the option or shares of Common Stock acquired upon settlement of the option resulting from your termination of employment or service (for any reason whether or not in breach of the local law) and you irrevocably release the Company and each Subsidiary from any such claim that may arise.  If, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen then, by signing this Stock Option Agreement, you shall be deemed irrevocably to have waived your entitlement to pursue such a claim.

11.	General Provisions.

(a)Successors and Assigns.  Except as provided herein to the contrary, this Stock Option Agreement shall be binding upon and inure to the benefit of the parties to this Stock Option Agreement, their respective successors and permitted assigns.

(b)No Assignment.  Except as otherwise provided in this Stock Option Agreement, you shall not assign any of your under this Stock Option Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion.  The Company shall be permitted to assign its rights or obligations under this Stock Option

5

Agreement, but no such assignment shall release the Company of any obligations pursuant to this Stock Option Agreement.

(c)Severability.  The validity, legality or enforceability of the remainder of this Stock Option Agreement shall not be affected even if one or more of the provisions of this Stock Option Agreement shall be held to be invalid, illegal or unenforceable in any respect.

(d)Administration.  Any determination by the Administrator in connection with any question or issue arising under the Plan or this Stock Option Agreement shall be final, conclusive, and binding on you, the Company, and all other persons.

(e)Headings.  The section headings in this Stock Option Agreement are inserted only as a matter of convenience, and in no way define, limit or interpret the scope of this Stock Option Agreement or of any particular section.

(f)Delivery of Documents and Notices.  Any document relating to participation in the Plan, or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Stock Option Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery through electronic delivery at the e-mail address, if any, provided for you by the Company, or, upon deposit in the local postal service, by registered or certified mail, or with a nationally recognized overnight courier service with postage and fees prepaid, addressed to the other party at the address of such party set forth in this Stock Option Agreement or at such other address as such party may designate in writing from time to time to the other party.

(i)Description of Electronic Delivery.  The Plan documents, which may include but do not necessarily include: the Plan, the Option Notice, this Stock Option Agreement, and any reports of the Company provided generally to the Company’s shareholders, may be delivered to you electronically.  In addition, if permitted by the Company, you may deliver electronically this Stock Option Agreement and Exercise Notice called for by Section 6(a) to the Company or to such third party involved in administering the Plan as the Company may designate from time to time.  Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.

(ii)Consent to Electronic Delivery.  You acknowledge that you have read Section 11(f)(i) of this Stock Option Agreement and consent to the electronic delivery of the Plan documents and, if permitted by the Company, the delivery of this Stock Option Agreement and exercise notice, as described in Section 11(f)(i)  You acknowledge that you may receive from the Company a paper copy of any documents delivered electronically at no cost to you by contacting the Company by telephone or in writing.  You further acknowledge that you will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails.  Similarly, you understand that you must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails.  You may revoke your consent to the electronic delivery of documents described in Section 11(f)(i) or may change the electronic mail address to which such documents are to be delivered (if you have provided an electronic mail address) at

6

any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail.  Finally, you understand that you are not required to consent to electronic delivery of documents described in Section 11(f)(i).

12.Governing Plan Document.  Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan.  In the event of any conflict between the provisions of your option and those of the Plan, the provisions of the Plan shall control.  This Stock Option Agreement is governed by the laws of the State of Delaware.

13.Clawback Policy.  Your option is subject to the terms of the Company’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require forfeiture of the option and repayment or forfeiture of any shares of Common Stock or other cash or property received with respect to the option (including any value received from a disposition of the shares acquired upon exercise of the option).

7

Nektar Therapeutics

2017 Performance Incentive Plan

Restricted Stock Unit Agreement

Pursuant to your Restricted Stock Unit Grant Notice, which may be in such form (including electronic form) as prescribed by the Administrator from time to time (“Grant Notice”), and this Restricted Stock Unit Agreement (“Agreement”) (collectively, the “Award”), Nektar Therapeutics (the “Company”) has awarded to you, as of the date of grant specified in the Grant Notice (the “Date of Grant”),  pursuant to its 2017 Performance Incentive Plan (the “Plan”), the number of “Restricted Stock Units” as indicated in the Grant Notice.  Defined terms not explicitly defined in this Agreement but defined in the Plan shall have the same definitions as in the Plan.

The details of your Award are as follows.

1.Vesting.  Subject to the limitations contained herein, your Award shall vest as provided in the Grant Notice, provided that vesting will cease upon the termination of your continuous employment or service with the Company or any of its Subsidiaries (your “Continuous Service”).  Notwithstanding the foregoing, in the event your Continuous Service is terminated as a result of your death, your Award shall become fully vested as of the date of such termination.

2.Dividends.  You shall not receive any payment or other adjustment in the number of Restricted Stock Units subject to this Award for dividends or other distributions that may be made in respect of the shares of Common Stock to which your Restricted Stock Units relate.

3.Distribution of Shares of Common Stock.  On or as soon as administratively practical following each vesting of the applicable portion of the total Award pursuant to the Grant Notice or the Plan (and in all events not later than two and one-half months after the applicable vesting date), the Company will issue to you a number of shares of Common Stock equal to the number of Restricted Stock Units subject to your Award that vested on such date. Prior to the issuance to you of the shares of Common Stock subject to the Award, you shall have no direct or secured claim in any specific assets of the Company or in such shares of Common Stock, and will have the status of a general unsecured creditor of the Company.

4.Adjustments.  The number of Restricted Stock Units subject to your Award may be adjusted from time to time for capitalization adjustments, as provided in Section 7.1 of the Plan.

5.Securities Law Compliance.  You may not be issued any shares of Common Stock under your Award unless the shares of Common Stock are either (i) then registered under the Securities Act or (ii) the Company has determined that such issuance would be exempt from

1

the registration requirements of the Securities Act.  Your Award must also comply with other applicable laws and regulations governing the Award, and you shall not receive such shares if the Company determines that such receipt would not be in material compliance with such laws and regulations.

6.Execution of Documents.  You hereby acknowledge and agree that the manner selected by the Company by which you indicate your consent to your Grant Notice is also deemed to be your execution of your Grant Notice and of this Agreement.  You further agree that such manner of indicating consent may be relied upon as your signature for establishing your execution of any documents to be executed in the future in connection with your Award.  This Agreement shall be deemed to be signed by the Company and you upon the respective signing by the Company and you of the Grant Notice to which it is attached.

7.Restrictive Legends.  The shares of Common Stock issued under your Award shall be endorsed with appropriate legends, if any, determined by the Company.

8.Transferability.  Your Award is not transferable, except by will or by the laws of descent and distribution.  Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to receive any distribution of shares of Common Stock pursuant to Section 3 of this Agreement.

9.Award not a Service Contract.  Your Award is not an employment or service contract, and nothing in your Award shall be deemed to create in any way whatsoever any obligation on your part to continue in the service of the Company or a Subsidiary, or on the part of the Company or a Subsidiary to continue such service.  In addition, nothing in your Award shall obligate the Company or a Subsidiary, their respective stockholders, boards of directors, officers or employees to continue any relationship that you might have as an employee, director or consultant for the Company or a Subsidiary.

10.Unsecured Obligation.  Your Award is unfunded, and as a holder of vested Restricted Stock Units subject to your Award, you shall be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue shares of Common Stock pursuant to Section 3 of this Agreement.  As used herein, the term “Restricted Stock Unit” means a non-voting unit of measurement which is deemed for bookkeeping purposes to be equivalent to one outstanding share of Common Stock (subject to adjustment as provided in Section 4 of this Agreement) solely for purposes of the Award.  The Restricted Stock Units shall be used solely as a device for the determination of the payment to eventually be made to you if such Restricted Stock Units vest pursuant to this Agreement.  The Restricted Stock Units shall not be treated as property or as a trust fund of any kind.

11.Tax Obligations.

(a) The Company shall have no obligation to deliver shares of Common Stock until the tax withholding obligations of the Company and its Subsidiaries have been satisfied by you.

2

(b)  Upon each applicable vesting date, the Company’s designated third party plan administrator (i.e. E*Trade or such successor third party administrator as the Company may designate from time to time), shall sell a number of shares of Common Stock that are issued under the Award, which the Company determines is sufficient to generate an amount that meets the tax obligations plus additional shares, as necessary, to account for rounding and market fluctuations, and shall pay such tax withholding amounts to the Company.  The shares of Common Stock may be sold as part of a block trade with other Participants of the Plan in which all Participants receive an average price.  Any adverse consequences to you resulting from the procedure permitted under this Section 11, including, without limitation, tax consequences and any loss of prospective stock appreciation, shall be your sole responsibility and there shall be no liability to the Company for any adverse consequences of any nature whatsoever.

(c)  You hereby acknowledge that you understand that you may suffer adverse tax consequences as a result of your participation in the Plan.  You hereby represent that you have consulted with any tax consultants you deem advisable in connection with the Award or disposition of the shares of Common Stock received under the Award and that you are not relying on the Company for any tax advice.

(d)  Payments contemplated with respect to the Award are intended to comply with the short-term deferral exemption under Section 409A of the Code, and the provisions of this Agreement shall be construed and interpreted consistent with that intent.  Notwithstanding any contrary provision in the Plan or in the Agreement, if any provision of the Plan or the Agreement contravenes any regulations or guidance promulgated under Section 409A of the Code or could cause the Awards to be subject to additional taxes, accelerated taxation, interest or penalties under Section 409A of the Code, the Company may, in its sole discretion and without your consent, modify the Plan and/or the Agreement:  (i) to comply with, or avoid being subject to, Section 409A of the Code, or to avoid the imposition of any taxes, accelerated taxation, interest or penalties under Section 409A of the Code, and (ii) to maintain, to the maximum extent practicable, the original intent of the applicable provision without contravening the provisions of Section 409A of the Code.  This Section 11(d) does not create an obligation on the part of the Company to modify the Plan or the Agreement and does not guarantee that the Award will not be subject to additional taxes, interest or penalties under Section 409A of the Code.

12.  Employment Conditions.  In accepting the Award, you acknowledge that:

(a)  Any notice period mandated under the laws of the local jurisdiction shall not be treated as service for the purpose of determining the vesting of the Award; and your right to receive shares of Common Stock in settlement of the Award after termination of service, if any, will be measured by the date of termination of your status as an employee and will not be extended by any notice period mandated under the local law.  Subject to the foregoing and the provisions of the Plan, the Company, in its sole discretion, shall determine whether your status as an employee has terminated and the effective date of such termination.

(b) The vesting of the Award shall cease upon, and no portion of the Award shall become vested following, your termination as an employee for any reason except as may be

3

explicitly provided by the Plan or this Agreement.  Unless otherwise provided by the Plan or this Agreement, the unvested portion of the Award at the time of your termination as an employee will be forfeited.

(c) The Plan is established voluntarily by the Company.  It is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, subject to Section 8.6.5 of the Plan.

(d) The grant of the Award is voluntary and occasional and does not create any contractual or other right to receive future grants of Awards, or benefits in lieu of Awards, even if Awards have been granted repeatedly in the past.

(e) All decisions with respect to future Award grants, if any, will be at the sole discretion of the Company.
(f) You are voluntarily participating in the Plan.

(g) The Award is an extraordinary item that does not constitute compensation of any kind for service of any kind rendered to the Company (or any Subsidiary), and which is outside the scope of your employment contract, if any.  In addition, the Award is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(h) The future value of the underlying shares of Common Stock is unknown and cannot be predicted with certainty.  If you obtain shares upon settlement of the Award, the value of those shares may increase or decrease.

(i)  No claim or entitlement to compensation or damages arises from termination of the Award or diminution in value of the Award or shares of Common Stock acquired upon settlement of the Award resulting from termination of your status as an employee (for any reason whether or not in breach of the local law) and you irrevocably release the Company and each Subsidiary from any such claim that may arise.  If, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen then, by signing this Agreement, you shall be deemed irrevocably to have waived your entitlement to pursue such a claim.

13.	Headings. The headings of the Sections in this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement or to affect the meaning of this Agreement.

14.Severability.  If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid

4

will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

15.Amendment.  Nothing in this Agreement shall restrict the Company’s ability to exercise its discretionary authority pursuant to Section 3 of the Plan; provided, however, that no such action may, without your consent, adversely affect your rights under your Award and this Agreement.

16.

Delivery of Documents and Notices.  Any document relating to participation in the Plan, or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery electronic delivery at the e-mail address, if any, provided for you by the Company, or, upon deposit in the local postal service, by registered or certified mail, or with a nationally recognized overnight courier service with postage and fees prepaid, addressed to the other party at the address of such party set forth in the Grant Notice or at such other address as such party may designate in writing from time to time to the other party.

(a)  The Plan documents, which may include but do not necessarily include: the Plan, this Agreement, and any reports of the Company provided generally to the Company’s shareholders, may be delivered to you electronically.  In addition, if permitted by the Company, you may deliver electronically the notices called for under the Agreement or the Plan to the Company or to such third party involved in administering the Plan as the Company may designate from time to time.  Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.

(b) You acknowledge that you have read this Section 16 of this Agreement and consent to the electronic delivery of the Plan documents and, if permitted by the Company, the delivery of the notices, as described in the Agreement or the Plan.  You acknowledge that you may receive from the Company a paper copy of any documents delivered electronically at no cost to you by contacting the Company by telephone or in writing.  You further acknowledge that you will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails.  Similarly, you understand that you must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails.  You may revoke your consent to the electronic delivery of documents described in this Section 16 or may change the electronic mail address to which such documents are to be delivered (if you have provided an electronic mail address) at any time by contacting SOProcessing@nektar.com to notify the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail.  Finally, you understand that you are not required to consent to electronic delivery of documents described in this Section 16.

5

17.Miscellaneous.

(a)The rights and obligations of the Company under your Award shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company’s successors and assigns.

(b)You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.

(c)You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award and fully understand all provisions of your Award.

18.Governing Plan Document.  Your Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan.  In the event of any conflict between the provisions of your Award and those of the Plan, the provisions of the Plan shall control.

19.Choice of Law.  The interpretation, performance and enforcement of this Agreement shall be governed by the law of the state of Delaware without regard to such state’s conflicts of laws rules.

20.Clawback Policy.  The Award is subject to the terms of the Company’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require repayment or forfeiture of the Restricted Stock Units or any shares of Common Stock or other cash or property received with respect to the Restricted Stock Units (including any value received from a disposition of the shares acquired upon payment of the Restricted Stock Units).

6

Nektar Therapeutics

2017 Performance Incentive Plan

Performance Restricted Stock Unit Agreement

Pursuant to your Restricted Stock Unit Grant Notice, which may be in such form (including electronic form) as prescribed by the Administrator from time to time (“Grant Notice”), and this Performance Restricted Stock Unit Agreement (“Agreement”) (collectively, the “Award”), Nektar Therapeutics (the “Company”) has awarded to you, as of the date of grant specified in the Grant Notice (the “Date  of Grant”), pursuant to its 2017 Performance Incentive Plan (the “Plan”), the number of “Restricted Stock Units” as indicated in the Grant Notice.  Defined terms not explicitly defined in this Agreement but defined in the Plan shall have the same definitions as in the Plan.

The details of your Award are as follows.

1.Vesting.  Your Award is subject to both the time-based and performance-based vesting requirements provided below in this Section 1, provided that vesting will cease upon the termination of your continuous employment or service with the Company or any of its Subsidiaries (your “Continuous Service”).  Notwithstanding the foregoing, in the event your Continuous Service is terminated as a result of your death, the time-based and performance-based vesting requirements shall be deemed satisfied and your Award shall become fully vested as of the date of such termination.

(a)Time-Based Vesting.  Subject to Section 1(b) below, your Award will vest in twelve (12) substantially equal installments (each a “Quarterly Vesting Date”) following the Vesting Commencement Date specified in the Grant Notice, subject in each case to your Continuous Service through the applicable Quarterly Vesting Date.

(b)Performance-Based Vesting.  Notwithstanding the vesting schedule set forth in Section 1(a), the vesting of your Award is contingent upon the achievement by the Company of the performance goal set forth below in this Section 1(b) (the “Performance Goal”) at any time during the period of five (5) years commencing on the Date of Grant (the “Performance Period”).  If the Company achieves the Performance Goal during the Performance Period and your Continuous Service with the Company continues through the date on which the Performance Goal is achieved, your Award shall be vested on the next Quarterly Vesting Date following the date that the Performance Goal is achieved to the extent the time-based vesting requirements set forth in Section 1(a) had been previously met and, as to any portion of your Award that is outstanding and unvested on such date, shall continue to be eligible to vest in accordance with the vesting schedule set forth in Section 1(a).  In the event that the Company does not achieve the Performance Goal set forth below on or before the last day of the Performance Period (and the Award has not previously vested in connection with your death as provided above in Section 1(a) or in connection with a corporate transaction as provided in Section 7.2 of the Plan), your Award, to the extent then outstanding, will terminate on the last day of the Performance Period.

1

2.The Performance Goal applicable to your Award shall be the filing and acceptance by the Company, or a collaboration partner of the Company, of either a new drug application (a “NDA”) or biologics license application (a “BLA”) with the United States Food and Drug Administration or a marketing authorization application with the European Medicines Agency (an “MAA”) for any Proprietary Company Program (as hereinafter defined), including without limitation, any one of the following drug candidates: (1) NKTR-181 (an oral opioid analgesic drug candidate); (2) NKTR-214 (an immuno-stimulatory CD122-biased agonist); (3) NKTR-358 (a resolution therapeutic that addresses an underlying immune system imbalance); or (4) NKTR-262 (a small molecule agonist that targets toll-like receptors found on innate immune cells).  For the purposes of the foregoing, a “Proprietary Company Program” includes drug candidates for which the Company acts as the sponsor of the NDA, BLA or MAA, as the case may be, or drug candidates licensed by the Company to a third party (and in such case the third party is the sponsor of the NDA, BLA or MAA, as the case may be) in which the Company is entitled to an average potential royalty on net sales of the drug candidate equal to or greater than 7.5%.  The “average potential royalty on net sales” is determined by the quotient of (x) the sum of the lowest and highest applicable royalty rate payable to the Company based on net sales of the drug candidate, divided by (y) 2.

3.Dividends.  You shall not receive any payment or other adjustment in the number of Restricted Stock Units subject to this Award for dividends or other distributions that may be made in respect of the shares of Common Stock to which your Restricted Stock Units relate.

4.Distribution of Shares of Common Stock.  On or as soon as administratively practical following the applicable Quarterly Vesting Date of the applicable portion of the total Award pursuant to the Grant Notice or the Plan (and in all events not later than two and one-half months after the applicable Quarterly Vesting Date), the Company will issue to you a number of shares of Common Stock equal to the number of Restricted Stock Units subject to your Award that vested on such date; provided, however, that in the case of a termination of your Continuous Service after the achievement of the Performance Goal but prior to the next Quarterly Vesting Date, the shares of Common Stock subject to the portion of the Award that vested upon the achievement of the Performance Goal and your Continuous Service through the preceding Quarterly Vesting Date, shall be issued to you no later than two and one-half months following your termination of Continuous Service.  Prior to the issuance to you of the shares of Common Stock subject to the Award, you shall have no direct or secured claim in any specific assets of the Company or in such shares of Common Stock, and will have the status of a general unsecured creditor of the Company.

5.Adjustments.  The number of Restricted Stock Units subject to your Award may be adjusted from time to time for capitalization adjustments, as provided in Section 7.1 of the Plan.

6.Securities Law Compliance.  You may not be issued any shares of Common Stock under your Award unless the shares of Common Stock are either (i) then registered under the Securities Act or (ii) the Company has determined that such issuance would be exempt from

2

the registration requirements of the Securities Act.  Your Award must also comply with other applicable laws and regulations governing the Award, and you shall not receive such shares if the Company determines that such receipt would not be in material compliance with such laws and regulations.

7.Execution of Documents.  You hereby acknowledge and agree that the manner selected by the Company by which you indicate your consent to your Grant Notice is also deemed to be your execution of your Grant Notice and of this Agreement.  You further agree that such manner of indicating consent may be relied upon as your signature for establishing your execution of any documents to be executed in the future in connection with your Award.  This Agreement shall be deemed to be signed by the Company and you upon the respective signing by the Company and you of the Grant Notice to which it is attached.

8.Restrictive Legends.  The shares of Common Stock issued under your Award shall be endorsed with appropriate legends, if any, determined by the Company.

9.Transferability.  Your Award is not transferable, except by will or by the laws of descent and distribution.  Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to receive any distribution of shares of Common Stock pursuant to Section 4 of this Agreement.

10.Award not a Service Contract.  Your Award is not an employment or service contract, and nothing in your Award shall be deemed to create in any way whatsoever any obligation on your part to continue in the service of the Company or a Subsidiary, or on the part of the Company or a Subsidiary to continue such service.  In addition, nothing in your Award shall obligate the Company or a Subsidiary, their respective stockholders, boards of directors, officers or employees to continue any relationship that you might have as an employee, director or consultant for the Company or a Subsidiary.

11.Unsecured Obligation.  Your Award is unfunded, and as a holder of vested Restricted Stock Units subject to your Award, you shall be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue shares of Common Stock pursuant to Section 4 of this Agreement.  As used herein, the term “Restricted Stock Unit” means a non-voting unit of measurement which is deemed for bookkeeping purposes to be equivalent to one outstanding share of Common Stock (subject to adjustment as provided in Section 5 of this Agreement) solely for purposes of the Award.  The Restricted Stock Units shall be used solely as a device for the determination of the payment, if any, to eventually be made to you if such Restricted Stock Units vest pursuant to this Agreement.  The Restricted Stock Units shall not be treated as property or as a trust fund of any kind.

12.Tax Obligations.

(a) The Company shall have no obligation to deliver shares of Common Stock until the tax withholding obligations of the Company and its Subsidiaries have been satisfied by you.

3

(b)  Upon each applicable vesting date, the Company’s designated third party plan administrator (i.e. E*Trade or such successor third party administrator as the Company may designate from time to time) shall sell a number of shares of Common Stock that are issued under the Award, which the Company determines is sufficient to generate an amount that meets the tax obligations plus additional shares, as necessary, to account for rounding and market fluctuations, and shall pay such tax withholding amounts to the Company.  The shares of Common Stock may be sold as part of a block trade with other Participants of the Plan in which all Participants receive an average price.  Any adverse consequences to you resulting from the procedure permitted under this Section 11, including, without limitation, tax consequences and any loss of prospective stock appreciation, shall be your sole responsibility and there shall be no liability to the Company for any adverse consequences of any nature whatsoever.

(c)  You hereby acknowledge that you understand that you may suffer adverse tax consequences as a result of your participation in the Plan.  You hereby represent that you have consulted with any tax consultants you deem advisable in connection with the Award or disposition of the shares of Common Stock received under the Award and that you are not relying on the Company for any tax advice.

(d)  Payments contemplated with respect to the Award are intended to comply with the short-term deferral exemption under Section 409A of the Code, and the provisions of this Agreement shall be construed and interpreted consistent with that intent.  Notwithstanding any contrary provision in the Plan or in the Agreement, if any provision of the Plan or the Agreement contravenes any regulations or guidance promulgated under Section 409A of the Code or could cause the Awards to be subject to additional taxes, accelerated taxation, interest or penalties under Section 409A of the Code, the Company may, in its sole discretion and without your consent, modify the Plan and/or the Agreement:  (i) to comply with, or avoid being subject to, Section 409A of the Code, or to avoid the imposition of any taxes, accelerated taxation, interest or penalties under Section 409A of the Code, and (ii) to maintain, to the maximum extent practicable, the original intent of the applicable provision without contravening the provisions of Section 409A of the Code.  This Section 11(d) does not create an obligation on the part of the Company to modify the Plan or the Agreement and does not guarantee that the Award will not be subject to additional taxes, interest or penalties under Section 409A of the Code.

13.  Employment Conditions.  In accepting the Award, you acknowledge that:

(a)  Any notice period mandated under the laws of the local jurisdiction shall not be treated as service for the purpose of determining the vesting of the Award; and your right to receive shares of Common Stock in settlement of the Award after termination of service, if any, will be measured by the date of termination of your status as an employee and will not be extended by any notice period mandated under the local law.  Subject to the foregoing and the provisions of the Plan, the Company, in its sole discretion, shall determine whether your status as an employee has terminated and the effective date of such termination.

(b) The vesting of the Award shall cease upon, and no portion of the Award shall become vested following, your termination as an employee for any reason except as may be

4

explicitly provided by the Plan or this Agreement.  Unless otherwise provided by the Plan or this Agreement, the unvested portion of the Award at the time of your termination as an employee will be forfeited.

(c) The Plan is established voluntarily by the Company.  It is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, subject to Section 8.6.5 of the Plan.

(d) The grant of the Award is voluntary and occasional and does not create any contractual or other right to receive future grants of Awards, or benefits in lieu of Awards, even if Awards have been granted repeatedly in the past.

(e) All decisions with respect to future Award grants, if any, will be at the sole discretion of the Company.
(f) You are voluntarily participating in the Plan.

(g) The Award is an extraordinary item that does not constitute compensation of any kind for service of any kind rendered to the Company (or any Subsidiary), and which is outside the scope of your employment contract, if any.  In addition, the Award is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(h) The future value of the underlying shares of Common Stock is unknown and cannot be predicted with certainty.  If you obtain shares upon settlement of the Award, the value of those shares may increase or decrease.

(i)  No claim or entitlement to compensation or damages arises from termination of the Award or diminution in value of the Award or shares of Common Stock acquired upon settlement of the Award resulting from termination of your status as an employee (for any reason whether or not in breach of the local law) and you irrevocably release the Company and each Subsidiary from any such claim that may arise.  If, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen then, by signing this Agreement, you shall be deemed irrevocably to have waived your entitlement to pursue such a claim.

14.	Headings. The headings of the Sections in this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement or to affect the meaning of this Agreement.

15.Severability.  If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid

5

will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

16.Amendment.  Nothing in this Agreement shall restrict the Company’s ability to exercise its discretionary authority pursuant to Section 3 of the Plan; provided, however, that no such action may, without your consent, adversely affect your rights under your Award and this Agreement.

17.

Delivery of Documents and Notices.  Any document relating to participation in the Plan, or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery electronic delivery at the e-mail address, if any, provided for you by the Company, or, upon deposit in the local postal service, by registered or certified mail, or with a nationally recognized overnight courier service with postage and fees prepaid, addressed to the other party at the address of such party set forth in the Grant Notice or at such other address as such party may designate in writing from time to time to the other party.

(a)  The Plan documents, which may include but do not necessarily include: the Plan, this Agreement, and any reports of the Company provided generally to the Company’s shareholders, may be delivered to you electronically.  In addition, if permitted by the Company, you may deliver electronically the notices called for under the Agreement or the Plan to the Company or to such third party involved in administering the Plan as the Company may designate from time to time.  Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.

(b) You acknowledge that you have read this Section 16 of this Agreement and consent to the electronic delivery of the Plan documents and, if permitted by the Company, the delivery of the notices, as described in the Agreement or the Plan.  You acknowledge that you may receive from the Company a paper copy of any documents delivered electronically at no cost to you by contacting the Company by telephone or in writing.  You further acknowledge that you will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails.  Similarly, you understand that you must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails.  You may revoke your consent to the electronic delivery of documents described in this Section 16 or may change the electronic mail address to which such documents are to be delivered (if you have provided an electronic mail address) at any time by contacting SOProcessing@nektar.com to notify the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail.  Finally, you understand that you are not required to consent to electronic delivery of documents described in this Section 16.

6

18.Miscellaneous.

(a)The rights and obligations of the Company under your Award shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company’s successors and assigns.

(b)You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.

(c)You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award and fully understand all provisions of your Award.

19.Governing Plan Document.  Your Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan.  In the event of any conflict between the provisions of your Award and those of the Plan, the provisions of the Plan shall control.

20.Choice of Law.  The interpretation, performance and enforcement of this Agreement shall be governed by the law of the state of Delaware without regard to such state’s conflicts of laws rules.

21.Clawback Policy.  The Award is subject to the terms of the Company’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require repayment or forfeiture of the Restricted Stock Units or any shares of Common Stock or other cash or property received with respect to the Restricted Stock Units (including any value received from a disposition of the shares acquired upon payment of the Restricted Stock Units).

7

Nektar Therapeutics

2017 Performance  Incentive Plan

Restricted Stock Unit Agreement

(Non-Employee Directors)

Pursuant to your Restricted Stock Unit Grant Notice, which may be in such form (including electronic form) as prescribed by the Committee from time to time (“Grant Notice”), and this Restricted Stock Unit Agreement (“Agreement”) (collectively, the “Award”), Nektar Therapeutics (the “Company”) has awarded you, pursuant to its 2017 Performance Incentive Plan (the “Plan”), the number of Restricted Stock Units as indicated in the Grant Notice.  Defined terms not explicitly defined in this Agreement but defined in the Plan shall have the same definitions as in the Plan.

The details of your Award are as follows.

1.Vesting.  Subject to the limitations contained herein, your Award shall vest as provided in the Grant Notice, provided that you continuously serve as a non-employee director of the Company through the Vesting Date (as defined in the Grant Notice).  Notwithstanding the foregoing, in the event your continuous service as a non-employee director of the Company is terminated as a result of your death or Disability, your Award shall become fully vested and exercisable as of the date of such termination.  For purposes of the immediately preceding sentence, “Disability” means a “permanent and total disability” within the meaning of 26 U.S.C. §22(e)(3).

2.Dividends.  You shall not receive any payment or other adjustment in the number of your Restricted Stock Units for dividends or other distributions that may be made in respect of the shares of Common Stock to which your Restricted Stock Units relate.

3.Distribution of Shares of Common Stock.

Restricted Stock Units granted to you hereunder shall be paid in shares of Common Stock on a one-for-one basis as soon as practicable after (and in all events not more than two and one-half months after) the Vesting Date.  In the event of a Change in Control (as defined in the Plan), the vesting of the Restricted Stock Units granted hereunder shall accelerate in full as of the closing of such transaction and shall be paid upon or as soon as practicable after (and in all events not more than two and one-half months after) the date of such closing.

4.Adjustments.  The number of Restricted Stock Units subject to your Award may be adjusted from time to time for capitalization adjustments, as provided in Section 7.1 of the Plan.

5.Securities Law Compliance.  You may not be issued any shares of Common Stock under your Award unless the shares of Common Stock are either (i) then registered under the Securities Act or (ii) the Company has determined that such issuance would be exempt from

1

the registration requirements of the Securities Act.  Your Award must also comply with other applicable laws and regulations governing the Award, and you shall not receive such shares if the Company determines that such receipt would not be in material compliance with such laws and regulations.

6.Execution of Documents.  You hereby acknowledge and agree that the manner selected by the Company by which you indicate your consent to your Grant Notice is also deemed to be your execution of your Grant Notice and of this Agreement.  You further agree that such manner of indicating consent may be relied upon as your signature for establishing your execution of any documents to be executed in the future in connection with your Award.  This Agreement shall be deemed to be signed by the Company and you upon the respective signing by the Company and you of the Grant Notice to which it is attached.

7.Restrictive Legends.  The shares of Common Stock issued under your Award shall be endorsed with appropriate legends, if any, determined by the Company.

8.Transferability.  Your Award is not transferable, except by will or by the laws of descent and distribution.  Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to receive any distribution of shares of Common Stock pursuant to Section 3 of this Agreement.

9.Award not a Service Contract.  Your Award is not an employment or service contract, and nothing in your Award shall be deemed to create in any way whatsoever any obligation on your part to continue in the service of the Company or an Affiliate, or on the part of the Company or an Affiliate to continue such service.  In addition, nothing in your Award shall obligate the Company or an Affiliate, their respective stockholders, boards of directors, officers or employees to continue any relationship that you might have as an employee, director or consultant for the Company or an Affiliate.

10.Unsecured Obligation.  Your Award is unfunded, and as a holder of vested Restricted Stock Units subject to your Award, you shall be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue shares of Common Stock pursuant to Section 3 of this Agreement.  As used herein, the term “Restricted Stock Unit” means a non-voting unit of measurement which is deemed for bookkeeping purposes to be equivalent to one outstanding share of Common Stock (subject to adjustment as provided in Section 4) solely for purposes of the Award.  The Restricted Stock Units shall be used solely as a device for the determination of the payment to eventually be made to you if such Restricted Stock Units vest pursuant to this Agreement.  The Restricted Stock Units shall not be treated as property or as a trust fund of any kind.

11.Tax Obligations.

(a)  You hereby acknowledge that you understand that you may suffer adverse tax consequences as a result of your participation in the Plan.  You hereby represent that you have consulted with any tax consultants you deem advisable in connection with the Award or

2

disposition of the shares of Common Stock received under the Award and that you are not relying on the Company for any tax advice.

(b)  Payments contemplated with respect to the Award are intended to comply with the short-term deferral exemption under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and the provisions of this Agreement shall be construed and interpreted consistent with that intent.  Notwithstanding any contrary provision in the Plan or in the Agreement, if any provision of the Plan or the Agreement contravenes any regulations or guidance promulgated under Section 409A of the Code or could cause the Awards to be subject to additional taxes, accelerated taxation, interest or penalties under Section 409A of the Code, the Company may, in its sole discretion and without your consent, modify the Plan and/or the Agreement:  (i) to comply with, or avoid being subject to, Section 409A of the Code, or to avoid the imposition of any taxes, accelerated taxation, interest or penalties under Section 409A of the Code, and (ii) to maintain, to the maximum extent practicable, the original intent of the applicable provision without contravening the provisions of Section 409A of the Code.  This Section 11(b) does not create an obligation on the part of the Company to modify the Plan or the Agreement and does not guarantee that the Award will not be subject to taxes, interest or penalties under Section 409A of the Code.

12.  Service Conditions.  In accepting the Award, you acknowledge that:

(a)  The vesting of the Award shall cease upon, and no portion of the Award shall become vested following, your termination as a director for any reason except as may be explicitly provided by the Plan or this Agreement.  Unless otherwise provided by the Plan or this Agreement, the unvested portion of the Award at the time of your termination as a  director will be forfeited.

(b) The Plan is established voluntarily by the Company.  It is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, subject to Section 8 of the Plan.

(c) The grant of the Award is voluntary and occasional and does not create any contractual or other right to receive future grants of Awards, or benefits in lieu of Awards, even if Awards have been granted repeatedly in the past.

(d) All decisions with respect to future Award grants, if any, will be at the sole discretion of the Company.
(e) You are voluntarily participating in the Plan.

(f) The future value of the underlying shares of Common Stock is unknown and cannot be predicted with certainty.  If you obtain shares upon settlement of the Award, the value of those shares may increase or decrease.

(g) No claim or entitlement to compensation or damages arises from termination of the Award or diminution in value of the Award or shares of Common Stock acquired upon

3

settlement of the Award resulting from termination of your status as a director (for any reason whether or not in breach of the local law) and you irrevocably release the Company and each Affiliate from any such claim that may arise.  If, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen then, by signing this Agreement, you shall be deemed irrevocably to have waived your entitlement to pursue such a claim.

13.	Headings. The headings of the Sections in this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement or to affect the meaning of this Agreement.

14.Severability.  If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

15.Amendment.  Nothing in this Agreement shall restrict the Company’s ability to exercise its discretionary authority pursuant to Section 3 of the Plan; provided, however, that no such action may, without your consent, adversely affect your rights under your Award and this Agreement.

16.

Delivery of Documents and Notices.  Any document relating to participation in the Plan, or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery electronic delivery at the e-mail address, if any, provided for you by the Company, or, upon deposit in the local postal service, by registered or certified mail, or with a nationally recognized overnight courier service with postage and fees prepaid, addressed to the other party at the address of such party set forth in the Grant Notice or at such other address as such party may designate in writing from time to time to the other party.

(a)  The Plan documents, which may include but do not necessarily include: the Plan, this Agreement, and any reports of the Company provided generally to the Company’s shareholders, may be delivered to you electronically.  In addition, if permitted by the Company, you may deliver electronically the notices called for under the Agreement or the Plan to the Company or to such third party involved in administering the Plan as the Company may designate from time to time.  Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.

(b) You acknowledge that you have read this Section 16 of this Agreement and consent to the electronic delivery of the Plan documents and, if permitted by the Company, the delivery of the notices, as described in the Agreement or the Plan.  You acknowledge that you may receive from the Company a paper copy of any documents delivered electronically at no

4

cost to you by contacting the Company by telephone or in writing.  You further acknowledge that you will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails.  Similarly, you understand that you must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails.  You may revoke your consent to the electronic delivery of documents described in this Section 16 or may change the electronic mail address to which such documents are to be delivered (if you have provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail.  Finally, you understand that you are not required to consent to electronic delivery of documents described in this Section 16.

17.Miscellaneous.

(a)The rights and obligations of the Company under your Award shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company’s successors and assigns.

(b)You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.

(c)You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award and fully understand all provisions of your Award.

18.Governing Plan Document.  Your Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan.  In the event of any conflict between the provisions of your Award and those of the Plan, the provisions of the Plan shall control.

19.Choice of Law.  The interpretation, performance and enforcement of this Agreement shall be governed by the law of the state of Delaware without regard to such state’s conflicts of laws rules.

20.Clawback Policy.  The Award is subject to the terms of the Company’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require repayment or forfeiture of the Restricted Stock Units or any shares of Common Stock or other cash or property received with respect to the Restricted Stock Units (including any value received from a disposition of the shares acquired upon payment of the Restricted Stock Units).

5